UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 16, 2024

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,	New York,	NY	10036
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	345-5000
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MMC	New York Stock Exchange
Chicago Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Marsh & McLennan Companies, Inc. (the “Company”) was held on May 16, 2024. Represented at the meeting were 447,485,933 shares, or 90.67%, of the Company’s 493,532,426 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

    1.    The Company’s stockholders elected the eleven (11) director nominees named below to a one-year term expiring at the 2025 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Director Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Anthony K. Anderson	416,752,946	3,538,229	561,322	26,633,436
John Q. Doyle	413,384,812	6,172,430	1,295,255	26,633,436
Oscar Fanjul	399,390,425	18,480,868	2,981,204	26,633,436
H. Edward Hanway	396,514,753	23,077,038	1,260,706	26,633,436
Judith Hartmann	419,119,724	1,220,509	512,264	26,633,436
Deborah C. Hopkins	410,863,763	9,428,843	559,891	26,633,436
Tamara Ingram	412,824,152	6,180,943	1,847,402	26,633,436
Jane H. Lute	418,951,324	1,298,263	602,910	26,633,436
Steven A. Mills	392,095,518	28,217,309	539,670	26,633,436
Morton O. Schapiro	381,651,554	36,153,779	3,047,164	26,633,436
Lloyd M. Yates	405,127,403	15,133,593	591,501	26,633,436

    2.    The Company’s stockholders approved, by nonbinding vote, the compensation of the Company's named executive officers, as disclosed in the Company’s 2024 Proxy Statement, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
390,338,237	29,587,334	926,926	26,633,436

    3.    The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
415,721,470	30,135,463	1,629,000	N/A

        4.    The Company’s stockholders did not approve the stockholder proposal regarding action by written consent, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
200,067,525	218,449,092	2,335,880	26,633,436

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel and Corporate Secretary

Date:    May 17, 2024

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